UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 1, 2013

Date of Report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A amends the Current Report on Form 8-K of Renasant Corporation (“Renasant”) filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2013 relating to Renasant’s acquisition of First M&F Corporation (“First M&F”) to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include such financial statements and pro forma financial information as exhibits pursuant to Item 9.01(d) of Form 8-K. Such financial information was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
Audited financial statements of First M&F as of and for the fiscal year ended December 31, 2012 are attached hereto as Exhibit 99.1. Unaudited financial statements of First M&F as of and for the six-month period ended June 30, 2013 are attached hereto as Exhibit 99.2.
(b) Pro forma financial information.
The required pro forma financial information as of and for the six-month period ended June 30, 2013 and the twelve-month period ended December 31, 2012 is attached hereto as Exhibit 99.3.
(d) Exhibits.

Exhibit Number	Description of Exhibit
23	Consent of BKD, LLP.
99.1
Audited financial statements of First M&F as of and for the fiscal year ended December 31, 2012 (incorporated by reference to First M&F’s Annual Report on Form 10-K for the year ended December 31, 2012, including the report of BKD, LLP on such audited financial statements (File No. 000-09424), filed with the SEC on March 8, 2013).

99.2
Unaudited financial statements of First M&F as of and for the six-month period ended June 30, 2013 (incorporated by reference to First M&F’s Quarterly Report on Form 10-Q for the period ended June 30, 2012 (File No. 000-09424), filed with the SEC on August 14, 2013).

99.3	Pro forma financial information as of and for the six-month period ended June 30, 2012 and the twelve-month period ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: November 14, 2013	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23	Consent of BKD, LLP.
99.3	Pro forma financial information as of and for the six-month period ended June 30, 2012 and the twelve-month period ended December 31, 2012.